Exhibit 10.1
FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), is made as of AUGUST 30, 2013, by and among SPHERIX INCORPORATED, a Delaware corporation (“Parent”); NUTA TECHNOLOGY CORP., a Virginia corporation and wholly-owned subsidiary of Parent (“Buyer”); NORTH SOUTH HOLDINGS INC., a Delaware corporation (the “Company”); and the undersigned shareholders of the Company as holders of all of the capital stock of the Company (collectively, the “Stockholders”).  Parent, Buyer, Company and the Stockholders are each a “Party” and together are “Parties” to this Amendment.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (defined below).

RECITALS

WHEREAS, the Parent, the Buyer, the Company and the holders of all of the capital stock of the Company on the date of the Merger Agreement entered into that certain Agreement and Plan of Merger, dated as of April 2, 2013 (the “Merger Agreement”), pursuant to which the Company will merge with and into the Buyer, with Buyer surviving such merger, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, the Parties wish to amend the Merger Agreement in the manner set forth herein.

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows, intending to be legally bound hereby:

1. Section 2.5 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

 2.5  Conversion of Shares

       At the Effective Time, by virtue of the Merger (and without any action on the part of Buyer or the Company) (i) the shares of Common Stock (each, a “Common Share” and, collectively, the “Common Shares”) issued and outstanding immediately prior to the Effective Time shall, collectively, be converted into the right to receive the Common Consideration and (ii) the shares of Preferred Stock (each a “PreferredShare”, collectively, the “PreferredShares” and, together with the Common Shares, the “Shares”) issued and outstanding immediately prior to the Effective Time shall, collectively, be converted into the right to receive the Preferred Consideration.  The “CommonConsideration” is the aggregate consideration consisting of 1,203,153 shares of Parent’s common stock, par value $0.0001 per share.  The “PreferredConsideration” (together with the Common Consideration, the “Merger Consideration”) is the aggregate consideration consisting of 1,379,685 shares of Parent’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”), the terms of which are set forth in a certificate of designation to be filed by the Parent with the Secretary of State of the State of Delaware substantially in the form of Exhibit E annexed hereto the (“Series DCertificate of Designation”).   As further set forth in the Series D Certificate of Designation, at no time may shares of Parent’s Series D Preferred Stock be converted if the number of shares of Parent common stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Parent common stock owned by such holder at such time, the number of shares of Parent’s common stock which would result in such holder beneficially owning more than 4.99% or, in accordance with the terms of the Series D Certificate of Designation, 9.99% of all of the Parent’s issued and outstanding common stock at such time.

2.	Section 2.7 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

2.7	Delivery of Merger Consideration; Escrow, Lockup

At the Effective Time, in accordance with the terms of an escrow agreement (the “Escrow Agreement”), substantially in the form of Exhibit F annexed hereto, Parent shall deliver (i) to the Escrow Agent, Merger Consideration consisting of ten percent (10%) of the total number of shares of capital stock of the Company constituting the Merger Consideration in Common Stock (555,072 Common Shares) and Series D Preferred Stock (94,493 Preferred Shares) (the “Escrow Shares”); and (ii) to the Stockholders, the remaining Merger Consideration allocated between Common Consideration and Preferred Consideration at the Parent’s discretion to provide each Stockholder, on an as converted basis, ninety percent (90%) of its pro rata share of the Merger Consideration (the “Non-Escrow Shares”).  The Escrow Shares shall be available to secure any claims that may arise with respect to the representations, warranties, covenants or indemnification obligations of the Stockholders pursuant to this Agreement during the escrow period (“Escrow Period”) of twelve (12) months following the Closing Date.  In no event shall the indemnification obligations of the Stockholders under this Agreement exceed the Escrow Shares. The Escrow Shares shall not be available for sale, transfer or other disposition by the Stockholders during the Escrow Period

3.	Section 2.11 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

2.11  The Closing

      Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the offices of Sichenzia Ross Friedman Ference LLP, or at such other place or at such other time or on such other date as the Stockholders and Parent may mutually agree upon in writing, provided that all conditions to closing have been satisfied and closing deliveries required of the parties in this Article II have been delivered (the day on which the Closing takes place being the “Closing Date”).  The Closing may, with the consent of all parties, take place by delivering an exchange of documents by facsimile transmission or electronic mail with originals to follow by overnight mail service courier.

3. Section 3.2(a) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

3.2  Capitalization.

(a) The authorized capital stock of the Company consists of 75,000 shares of Common Stock and 1,000 shares of Preferred Stock.  As of the Effective Date, (i) 5,212.7233 shares of Common Stock are issued and outstanding and (ii) 597.7628 shares of Preferred Stock are issued and outstanding and convertible into an aggregate of 59,776.2767 shares of Common Stock.

4.  Schedule 5.2 of the Merger Agreement is hereby deleted in its entirety and replaced with Revised Schedule 5.2 annexed hereto.

5. Article VI of the Merger Agreement is hereby amended to add the following paragraph as subsection 6.10:

6.10  Securities Laws Disclosure. The Parent shall, within the time period proscribed by the Exchange Act after the Closing Date, file a Current Report on Form 8-K (The “Form 8-K”) with the SEC, disclosing the Closing and the consummation of the Merger, including any required exhibits thereto (other than exhibits that have already been filed with the SEC).  From and after the issuance of such Form 8-K, the Parent shall have publicly disclosed all material, non-public information delivered to any of the Stockholders, or any of their respective officers, directors, employees or agents.

6. Except as otherwise provided herein, the Merger Agreement and all exhibits and schedules thereto shall remain in full force and effect.

7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

PARENT:

SPHERIX INCORPORATED

By:
Name:
Title:

BUYER:

NUTA TECHNOLOGY CORP.

By:
Name:
Title:

COMPANY:

NORTH SOUTH HOLDINGS INC.

By:
Name:
Title:

[Signature page to First Amendment to Agreement and Plan of Merger]

STOCKHOLDERS:

By:
Name:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature page to First Amendment to Agreement and Plan of Merger]